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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTIONS 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):   JANUARY 31, 2006


                          HOLLINGER INTERNATIONAL INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


                 1-14164                                95-3518892
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         (Commission File Number)           (IRS Employer Identification No.)


           712 FIFTH AVENUE
           NEW YORK, NEW YORK                            10019
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(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code: (212) 586-5666

                                       N/A
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             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

AMENDED EMPLOYMENT AGREEMENT WITH GORDON A. PARIS

                  On January 31, 2006, Hollinger International Inc. (NYSE: HLR) (the "Company") amended and restated in its entirety its employment agreement with Gordon A. Paris ("Mr. Paris"), the Company's President and Chief Executive Officer, effective as of January 1, 2006.

                  Mr. Paris' amended employment agreement will have a one year term, ending on December 31, 2006, renewable for successive one year periods. Under his amended employment agreement, Mr. Paris will be entitled to an annual base salary of $900,000, offset by the amount of the annual salary received by him from Berenson & Company. The offset will be $25,000 for 2006. Mr. Paris will be eligible for an annual incentive bonus targeted at 100% of his annual base salary, depending upon the achievement of financial performance goals and other non-financial and individual performance goals ("Target Goals") to be established by the Board of Directors of the Company ("Board"). If the Target Goals are exceeded, Mr. Paris will be eligible to receive an incentive bonus in an amount up to 200% of such salary. If performance is below the Target Goals, Mr. Paris will be entitled to a bonus that is less than 100% of such salary, but will not be entitled to any bonus if performance is below a certain threshold. Mr. Paris will be eligible for participation in the Company's other incentive programs, benefit plans and programs and perquisites for which other senior executives of the Company are eligible.

                  Under his amended employment agreement, Mr. Paris will also participate in the Company's long term incentive plan ("LTIP") described below. Under the LTIP, Mr. Paris has a target award equal to 250% of his annual base salary ($2,250,000). Fifty percent of the target award has been granted in the form of deferred stock units under the Company's 1999 Stock Incentive Plan, which units vest ratably over four years on each anniversary of the date of grant. The remaining 50% of the target award is payable in cash subject to the achievement of a performance measure at the end of the LTIP's three-year performance period.

                  Mr. Paris' amended employment agreement may be terminated: (I) at the end of the term; (II) upon his death or disability; (III) by the Company for cause; (IV) by him for any reason upon 30 days' notice; or (V) by the Company for any reason other than death, disability or cause, upon 60 days' notice. If Mr. Paris' services are terminated as described in the preceding clauses (II) through (IV) or by him under clause (I), Mr. Paris will be entitled to receive his salary and health and welfare benefits through his final date of active employment, plus any accrued but unused vacation pay and any benefits required by law or any other plan or program in which he is a participant.

                  Except if such termination occurs within the 36-month period following a change in control of the Company, if Mr. Paris' services are terminated by the Company under the circumstances referred to in clauses (I) or
(V) above, he will be entitled to

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receive a single lump sum equal to the sum of (A) the sum of his annual base salary and target bonus, (B) the amount of his target bonus on all amounts paid to Mr. Paris as base salary for the portion of the then-current term of the employment agreement ending on the date of termination of his services, and (C) any other bonus earned and unpaid as of the date of termination. Mr. Paris will also receive continuation of health and welfare benefits for a one-year period following the effective date of termination of his employment. Upon termination of his services by the Company under the circumstances referred to in clauses
(I) or (V) above, all unvested cash incentive and equity-based awards will become immediately fully vested and payable (if applicable).

                  In the event of a change of control of the Company and the subsequent termination of Mr. Paris within 36 months after the change in control, either by the Company for any reason other than death, disability or cause or by Mr. Paris for good reason, Mr. Paris will be entitled to his base salary and health and welfare benefits through his final date of active employment, any accrued but unused vacation pay and the target bonus through his final date of active employment plus any bonus that was earned but unpaid. In addition, he will be entitled to receive: (I) a lump sum amount equal to his final annual base salary plus the higher of his target bonus or the highest annual bonus actually received by him during the two most recent years; and (II) continuation of health and welfare benefits for the period commencing on the date of termination and ending on the first anniversary of the date on which the term of Mr. Paris' employment would have expired if he remained employed by the Company until such date. In addition, upon a change in control, all unvested cash incentive and equity-based awards will become immediately fully vested and payable (if applicable).

                  All severance payments will be made to Mr. Paris in a single lump sum payment on a date that is not later than ten (10) business days following the date of termination of Mr. Paris' services. Mr. Paris' amended employment agreement provides for a tax gross up if there are deemed "parachute payments" under the Internal Revenue Code of 1986, as amended (the "Code").

                  Mr. Paris also agreed that during his employment with the Company, and for a period of one year after the effective date of his termination from the Company for whatever reason, he will be subject to non-competition and non-solicitation provisions as set forth in his amended employment agreement.

AMENDED EMPLOYMENT AGREEMENT WITH JOHN D. CRUICKSHANK

                  On January 31, 2006, the Company amended and restated in its entirety its employment agreement with John D. Cruickshank ("Mr. Cruickshank"), the Company's Chief Operating Officer of the Sun-Times News Group, effective as of January 1, 2006.

                  Mr. Cruickshank's amended employment agreement will have a one year term, ending on December 31, 2006, renewable for successive one year periods. Under his amended employment agreement, Mr. Cruickshank will be entitled to an annual base salary of $400,000 and will be eligible for an annual bonus targeted at 75% of his annual

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base salary. The final amount of Mr. Cruickshank's bonus will be as determined by the Board. In addition, Mr. Cruickshank will be eligible to receive in 2006 an annual award under the LTIP, in an amount to be determined by the Board. Mr. Cruickshank will be eligible for participation in the Company's other incentive programs, benefit plans and programs and perquisites for which other senior executives of the Company are eligible.

                  Mr. Cruickshank's amended employment agreement may be terminated: (I) at the end of the term; (II) upon his death or disability; (III) by the Company for cause; (IV) by him for any reason upon 30 days' notice; or
(V) by the Company for any reason other than death, disability or cause, upon 60 days' notice. If Mr. Cruickshank's services are terminated as described in the preceding clauses (II) through (IV) or by him under clause (I), he will be entitled to receive his salary and health and welfare benefits through his final date of active employment, plus any accrued but unused vacation pay and any benefits required by law or any other plan or program in which he is a participant.

                  Except if such termination occurs within the 36-month period following a change in control of the Company, if Mr. Cruickshank's services are terminated by the Company as described in clause (V) of the immediately preceding paragraph or by the Company at the end of the term, he will be entitled to receive a lump sum equal to (I) the amount payable as his annual base salary in respect of the period commencing on the date of termination and ending on the first anniversary of the date upon which the term would otherwise have expired absent his termination (the "Continuation Period"), (II) an amount equal to the target bonus payable with respect to the base salary that would have been payable both during the Continuation Period and the portion of the then-current term of employment not included in the Continuation Period, and
(III) an amount equal to any bonus earned and unpaid as of Mr. Cruickshank's termination of employment. Mr. Cruickshank will also be entitled to receive health and welfare benefits during the Continuation Period. Upon termination of Mr. Cruickshank's services as described in this paragraph, (I) all unvested cash awards will become fully vested and payable (as applicable), (II) all unvested equity-based awards which, in accordance with applicable vesting schedules, would have vested during the Continuation Period will become fully vested and payable and (III) all other unvested equity-based awards will be forfeited.

                  In the event of a change of control of the Company and the subsequent termination of Mr. Cruickshank, within 36 months after the change in control, either by the Company for any reason other than death, disability or cause or by him for good reason, Mr. Cruickshank will be entitled to his base salary and health and welfare benefits through his final date of active employment, any accrued but unused vacation pay and the target bonus through his final date of active employment. In addition, under his amended employment agreement, Mr. Cruickshank will be entitled to receive: (I) a lump sum amount equal to his final annual base salary, multiplied by two, plus two times the higher of his target bonus or the highest annual bonus actually received during the two most recent years; (II) a target bonus for the year of termination prorated for service through the date of termination; and (III) the continuation of health and welfare benefits for the period commencing on the date of termination and ending on the second anniversary of the date on which the term of Mr. Cruickshank's employment would have expired if he remained employed by the Company until such date. In addition, upon a change in

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control, all unvested cash incentive and equity-based awards will become immediately fully vested and payable (if applicable).

                  All severance payments will be made to Mr. Cruickshank in a single lump sum payment on a date that is not later than ten (10) business days following the date of termination of Mr. Cruickshank' services. Mr. Cruickshank's amended employment agreement provides for a tax gross up if there are deemed "parachute payments" under the Code.

                  Mr. Cruickshank has also agreed that during his employment with the Company, and for a period of one year after the effective date of his termination from the Company for whatever reason, he will be subject to non-competition and non-solicitation provisions as set forth in his amended employment agreement.

AMENDED EMPLOYMENT AGREEMENT WITH JAMES R. VAN HORN

                  On January 31, 2006, the Company amended and restated in its entirety its employment agreement with James R. Van Horn ("Mr. Van Horn"), the Company's Vice President, General Counsel and Secretary, effective as of January 1, 2006.

                  Mr. Van Horn's amended employment agreement will have a one year term, ending on December 31, 2006, renewable for successive one year periods. Under his amended employment agreement, Mr. Van Horn will be entitled to an annual base salary of $350,000 and will be eligible for an annual bonus targeted at 75% of his annual base salary. The final amount of Mr. Van Horn's bonus will be as determined by the Board. In addition, Mr. Van Horn will be eligible to receive in 2006 an annual award under the LTIP, in an amount to be determined by the Board. Mr. Van Horn will be eligible for participation in the Company's other incentive programs, benefit plans and programs and perquisites for which other senior executives of the Company are eligible.

                  Mr. Van Horn's amended employment agreement may be terminated:
(I) at the end of the term; (II) upon his death or disability; (III) by the Company for cause; (IV) by him for any reason upon 30 days' notice; or (V) by the Company for any other reason upon 60 days' notice. If Mr. Van Horn's services are terminated as described in the preceding clauses (II) through (IV) or by him under clause (I), he will be entitled to receive his salary and health and welfare benefits through his final date of active employment, plus any accrued but unused vacation pay and any benefits required by law or any other plan or program in which he is a participant.

                  Except if such termination occurs within the 36-month period following a change in control of the Company, if Mr. Van Horn's services are terminated by the Company as described in CLAUSE (V) of the immediately preceding paragraph or by the Company at the end of the term, he will be entitled to receive a single lump sum equal to (I) the amount that would have been payable as his annual base salary in respect of the period commencing on the date of termination and ending on the first anniversary of the date upon which the term would otherwise have expired absent his termination (the

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"Continuation Period"), (II) an amount equal to the target bonus payable with respect to the salary paid or that would have been payable in respect of both the Continuation Period and the portion of the then-current term of employment not included in the Continuation Period, and (III) an amount equal to any bonus earned and unpaid as of Mr. Van Horn's termination of employment. Mr. Van Horn will also be entitled to receive health and welfare benefits during the Continuation Period. Upon termination of Mr. Van Horn's services as described in this paragraph, (I) all unvested cash awards will become fully vested and payable (as applicable), (II) all unvested equity-based awards which, in accordance with applicable vesting schedules, would have vested during the Continuation Period will become fully vested and payable and (III) all other equity-based awards will be forfeited.

                  In the event of a change of control of the Company, and the subsequent termination of Mr. Van Horn, within 36 months after the change in control, either by the Company for any reason other than death, disability or cause or by him for good reason, Mr. Van Horn will be entitled to his base salary and health and welfare benefits through his final date of active employment, any accrued but unused vacation pay and the target bonus through his final date of active employment. In addition, under his amended employment agreement, Mr. Van Horn will be entitled to receive: (I) a lump sum amount equal to his final annual base salary, multiplied by two, plus two times the higher of his target bonus for the year of termination or the highest annual bonus actually received during the two most recent years; (II) a target bonus for the year of termination prorated for service through the date of termination; and
(III) the continuation of health and welfare benefits for the period commencing on the date of termination and ending on the second anniversary of the date on which the term of Mr. Van Horn's employment would have expired if he remained employed by the Company until such date. In addition, upon a change in control, all unvested cash incentive and equity-based awards will become immediately fully vested and payable (if applicable).

                  All severance payments will be made to Mr. Van Horn in a single lump sum payment on a date that is not later than ten (10) business days following the date of termination of Mr. Van Horn' services. Mr. Van Horn's amended employment agreement provides for a tax gross up if there are deemed "parachute payments" under the Code.

AMENDED EMPLOYMENT AGREEMENT WITH GREGORY A. STOKLOSA

                  On January 31, 2006, the Company amended and restated in its entirety its employment agreement with Gregory A. Stoklosa ("Mr. Stoklosa"), the Company's Vice President and Chief Financial Officer, effective as of January 1, 2006.

                  Mr. Stoklosa's amended employment agreement will have a one year term, ending on December 31, 2006, renewable for successive one year periods. Under his amended employment agreement, Mr. Stoklosa will be entitled to an annual base salary of $400,000 and will be eligible for an annual bonus targeted at 75% of his annual base salary. The final amount of Mr. Stoklosa's bonus will be as determined by the Board. In addition, Mr. Stoklosa will be eligible to receive in 2006 an annual award under the LTIP, in an amount to be determined by the Board. Mr. Stoklosa will be

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eligible for participation in the Company's other incentive programs, benefit plans and programs and perquisites for which other senior executives of the Company are eligible.

                  Mr. Stoklosa's amended employment agreement may be terminated:
(I) at the end of the term; (II) upon his death or disability; (III) by the Company for cause; (IV) by him for any reason upon 30 days' notice; or (V) by the Company for any reason upon 60 days' notice. If Mr. Stoklosa's services are terminated as described in the preceding clauses (II) through (IV) or by him under clause (I), he will be entitled to receive his salary and health and welfare benefits through his final date of active employment, plus any accrued but unused vacation pay and any benefits required by law or any other plan or program in which he is a participant.

                  Except if such termination occurs within the 36-month period following a change in control of the Company, if Mr. Stoklosa's services are terminated by the Company as described in CLAUSE (V) of the immediately preceding paragraph or by the Company at the end of the term, he will be entitled to receive a single lump sum equal to (I) an amount that would have been equal to the continuation of his annual base salary for a period commencing on the date of termination and ending on the first anniversary of the date upon which the term would otherwise have expired absent his termination (the "Continuation Period"), (II) an amount equal to the target bonus payable with respect to the base salary paid or that would have been payable both in respect of the Extension Period and the portion of the then-current term of employment not included in the Continuation Period, and
(III) an amount equal to any bonus for Mr. Stoklosa earned and unpaid as of Mr. Stoklosa's termination of employment. Mr. Stoklosa will also be entitled to receive health and welfare benefits during the Continuation Period. Upon termination of Mr. Stoklosa's services as described in this paragraph, (I) all unvested cash awards will become fully vested and payable (as applicable), (II) all unvested equity-based awards which, in accordance with applicable vesting schedules, would have vested during the Continuation Period will become fully vested and payable and (III) all other unvested equity-based awards will be forfeited.

                  In the event of a change of control of the Company, and the subsequent termination of Mr. Stoklosa, within 36 months after the change in control, either by the Company for any reason other than death, disability or cause or by him for good reason, Mr. Stoklosa will be entitled to his base salary and health and welfare benefits through his final date of active employment, any accrued but unused vacation pay and the target bonus through his final date of active employment. In addition, under his amended employment agreement, Mr. Stoklosa will be entitled to receive: (I) a lump sum amount equal to his final annual base salary, multiplied by two, plus two times the higher of his target bonus for the year of termination or the highest annual bonus actually received during the two most recent years; (II) a target bonus for the year of termination prorated for service through the date of termination; and
(III) ) the continuation of health and welfare benefits for the period commencing on the date of termination and ending on the second anniversary of the date on which the term of Mr. Stoklosa's employment would have expired if he remained employed by the Company until such date. In addition, upon a change in control, all unvested cash and equity-based awards will become immediately vested and payable (as applicable).

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                  All severance payments will be made to him in a single lump sum payment on a date that is not later than ten (10) business days following the date of termination of Mr. Stoklosa' services. Mr. Stoklosa's amended employment agreement provides for a tax gross up if there are deemed "parachute payments" under the Code.

AMENDMENT AND RESTATEMENT OF DEFERRED STOCK UNIT AGREEMENT WITH GORDON PARIS DATED AS OF NOVEMBER 16, 2003

                  On January 31, 2006, the Deferred Stock Unit Agreement with Gordon Paris dated as of November 16, 2003 (the "Paris DSU Agreement") was amended and restated in its entirety to (i) provide that, effective in 2006, no further annual grants of deferred stock units would be made thereunder and (ii) amend the terms of the 8,445 deferred stock units granted to Mr. Paris on November 16, 2005 (the "2005 grant") to comply with Section 409A of the Code. Specifically, with respect to the 2005 grant only, the Paris DSU Agreement was amended to provide that the deferred stock units will be settled in shares of the Company's Class A Common Stock upon the first to occur of (i) January 2, 2007, (ii) a change in control of the Company within the meaning of Section 409A of the Code, (iii) Mr. Paris' death, or (iv) the termination of Mr. Paris' employment with the Company for any reason (in which case, if Mr. Paris is deemed to be a "specified employee" within the meaning of Section 409A of the Code, settlement will be delayed until the date that is six months after the date of Mr. Paris' "separation from service" within the meaning of Section 409A of the Code or, if earlier, the date of his death or January 2, 2007).


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        HOLLINGER INTERNATIONAL INC.
                                                (Registrant)

Date:  February 6, 2006                 By:    /s/ James R. Van Horn
                                               ---------------------------------
                                        Name:  James R. Van Horn
                                        Title: Vice President, General Counsel
                                               and Secretary



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